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                                                                   EXHIBIT 24(A)



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 21, 1997, included (or incorporated by reference) in Children's Discovery Centers of America, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                  ARTHUR ANDERSEN LLP

San Francisco, California
September 12, 1997